United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 15, 2026

Date of Report (Date of earliest event reported)

FG Imperii Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43056	98-1884449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Walnut Street, Unit 1A Itasca, IL	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 791 6817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	FGII	The Nasdaq Stock Market LLC
Warrants	FGII.W	The Nasdaq Stock Market LLC
Units	FGII.U	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 20, 2026, FG Imperii Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”), which consisted of 20,000,000 units (the “Units”). The Company granted the underwriter an option to purchase up to 3,000,000 additional Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-half of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated January 15, 2026, by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
•	Public Warrant Agreement, dated January 15, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
•	Private Warrant Agreement, dated January 15, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.
•	An Investment Management Trust Agreement, dated January 15, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
•	A Registration Rights Agreement, dated January 15, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
•	A Private Placement Units Purchase Agreement, dated January 15, 2026 (the “Private Placement Units Purchase Agreement”), by and between the Company and FG Imperii Investors LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•	A Letter Agreement, dated January 15, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
•	An Administrative Services Agreement, dated January 15, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
•	Indemnity Agreement, dated January 15, 2026, by and among the Company and each Director and executive officers of the Company, a copy of form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed (i) the private placement of an aggregate of 275,000 units (the “Private Placement Units”) to the Sponsorat $10.00 per Unit, each Unit consisting of one Class A Ordinary Share and one-half of one redeemable Warrant, each whole Warrant exercisable to purchase one Class A Ordinary Share of the Company, and (ii) the private placement of an aggregate of 1,000,000 warrants (“OTM Warrants” and, together with the Private Placement Units, the “Private Placement Securities”) at a price of $0.10 per warrant, each exercisable to purchase one share of Class A common stock at $15.00 per share, for an aggregate purchase price of $100,000.

The OTM Warrants are identical to the Warrants sold in the IPO, except that the OTM Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor, or its permitted transferees. The Private Placement Units are identical to the Units sold in the IPO, except that the Private Units are subject to transfer restrictions. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Securities.

The Private Placement Securities were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on January 15, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $200,000,000, comprised of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes $7,000,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On January 15, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 20, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 15, 2026, by and between the Company and BTIG, LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Public Warrant Agreement, dated January 15, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent.

4.2	Private Warrant Agreement, dated January 15, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, January 15, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee.

10.2	Registration Rights Agreement, dated January 15, 2026, by and among the Company and certain security holders.

10.3	Private Placement Units Purchase Agreement, dated January 15, 2026, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated January 15, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.5	Administrative Services Agreement, dated January 15, 2026, by and between the Company and FG Imperii Investors LLC.

10.6	Form of Indemnity Agreement

10.7	Form of OTM Warrants Purchase Agreement between the Registrant and FG Imperii Investors LLC

99.1	Press Release, dated January 15, 2026.

99.2	Press Release, dated January 20, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2026

FG IMPERII ACQUISITION CORP.

By:	/s/ Hassan R. Baqar
Name:	Hassan R. Baqar
Title:	Chief Financial Officer